UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2024

Digital World Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40779	85-4293042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3109 Grand Ave, #450
Miami, FL 33133
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 735-1517

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock, and one-half of one Redeemable Warrant	DWACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DWAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	DWACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement

As previously disclosed, in support of Digital World Acquisition Corp.’s (“Digital World” or the “Company”) proposed business combination (the “Business Combination”) with Trump Media & Technology Group Corp. (“TMTG”), Digital World entered into securities purchase agreements (the “SPAs”) with certain institutional investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase up to an aggregate of 1,000,000 shares of Digital World’s Series A Convertible Preferred Stock (the “Preferred Stock”) at a purchase price of $1,000.00 per share, for an aggregate commitment of up to $1 billion in a private placement (the “PIPE”) to be consummated concurrently with the Business Combination.

Section 2.3(a) of the SPAs lists the closing conditions for the PIPE, one of which is that “the initial [resale] Registration Statement shall have been declared effective by the [Securities and Exchange] Commission” (the “Effective Registration Closing Condition”). Based on correspondence to the Company from the staff (the “Staff”) of the U.S. Securities and Exchange Commission’s (“SEC”) Division of Corporation Finance on August 19, 2022 and August 23, 2022, including the Staff’s citing of Compliance and Disclosure Interpretation Question 134.01, which finds a registration statement for a secondary offering cannot be filed if the securities to be offered pursuant to the registration statement have not yet been sold to the selling security holders, and that the resale registration statement that the Company filed on May 27, 2022 has not been reviewed by the Staff on the foregoing basis, the Effective Registration Closing Condition could not be satisfied as written on or before the Closing of the Business Combination, absent a waiver by both the PIPE Investors and Digital World. Following written correspondence with the remaining PIPE Investors, none of the PIPE Investors were willing to waive the Effective Registration Closing Condition.

Further, Section 5.1 of the SPAs provides that any party “may terminate [the] Agreement . . . if any of the conditions set forth in Section 2.3(a) . . . become incapable of fulfillment, and shall not have been waived[.]” As the remaining PIPE Investors were not willing to waive the Effective Registration Closing Condition, on January 10, 2024, the agreement was terminated in full resulting in the cancellation of the remaining subscription amount of $530,500,000 (the “Remaining Amount”).

Item 7.01.	Regulation FD Disclosure

Separate from the SPAs, in the course of discussions with PIPE Investors to seek the termination of the SPAs, certain of the remaining PIPE Investors who held prior subscriptions for the Remaining Amount (the “Potential Investors”) tentatively explored potential alternative financing options (“Alternative Financing Options”), which included (i) the purchase of up to $50 million in convertible promissory notes (the “Convert Option”) or (ii) a subscription to receive one warrant of the Company (each full warrant exercisable for cash at a price of $11.50 for one Class A common stock of the Company) for each original $100 commitment of such Potential Investors in the Remaining Amount (subject to adjustment for stock splits, stock dividends and similar events), and which warrants would otherwise including provisions substantially similar to the public warrants issued by the Company in connection with its initial public offering (the “Warrant Option”). In addition, such potential convertible promissory notes and warrants would contain customary resale registration rights with respect to the underlying shares of common stock.

Based on preliminary indications of interest, Potential Investors representing approximately (i) 42% of the Remaining Amount expressed an interest in the Convert Option and (ii) 58% of the Remaining Amount expressed an interest in the Warrant Option.

The potential convertible promissory notes that would be issued pursuant to the Convert Option are expected to bear 8.00% interest, mature on the date that is twelve (12) months after the date of the stockholders’ approval of the Business Combination (if not earlier converted) and be convertible into a unit consisting of one share of Digital World Class A common stock (at $8.00 per share) and one-half warrant substantially similar to the Company’s public warrants with an exercise price of $11.50 (the “Conversion Unit”) (the “Alternative Financing Convertible Note”).

Such Alternative Financing Convertible Note would be redeemable by the Company, in whole or in part, commencing on the date when all Digital World Class A common stock issuable to the holders, including upon exercise of the warrants, has been registered for resale with the SEC, by providing a 10-day notice of such redemption (the “Redemption Right”). This Redemption Right would be contingent upon the trading price of the Digital World Class A common stock exceeding 130% of the applicable conversion price on at least 3 trading days, whether consecutive or not, within the 15 consecutive trading days ending on the day just before a redemption notice is issued by the Company. The redemption price would be expected to be the total of the amount redeemed under such note plus any applicable portion of accrued and unpaid interest up to, but excluding, the redemption date.

If the Company successfully enters into such Alternative Financing Convertible Note, it expects to raise up to $50,000,000, of which the Company would be expected to draw $10,000,000 for its immediate use and a final draw of $40,000,000 upon the closing of the Business Combination, each such draw subject to the terms and conditions of such Alternative Financing Convertible Note to be agreed by the parties.

Any final agreement between the Company and such Potential Investors on the Convert Option or the Warrant Option is subject to the execution of definitive documents and the satisfaction of certain customary closing conditions. As of the date of this immediate report on Form 8-K, the Company is still negotiating the definitive documents related to the Convert Option and the Warrant Option and there is no certainty that such negotiation will be successful.

The information in this Item 7.01 will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

DWAC has filed with the SEC a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which includes a preliminary proxy statement of the Company, and a prospectus in connection with the Business Combination. The definitive proxy statement and other relevant documents will be mailed to stockholders of DWAC as of a record date to be established for voting on the Business Combination. Securityholders of DWAC and other interested persons are advised to read the preliminary proxy statement/prospectus, and amendments thereto, and, when available, the definitive proxy statement/prospectus in connection with DWAC’s solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents will contain important information about DWAC, TMTG and the Business Combination. DWAC’s securityholders and other interested persons will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Digital World Acquisition Corp., 3109 Grand Ave, #450, Miami, FL 33133.

Participants in Solicitation

DWAC and TMTG and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of DWAC in favor of the Business Combination. Securityholders of DWAC and other interested persons may obtain more information regarding the names and interests of DWAC’s directors and officers in the Business Combination in DWAC’s filings with the SEC, including in the definitive proxy statement/ prospectus, and the names and interests of TMTG’s directors and officers in the proposed Business Combination in the Registration Statement. These documents can be obtained free of charge from the sources indicated above. TMTG and its officers and directors who are participants in the solicitation do not have any interests in DWAC other than with respect to their interests in the Business Combination.

Forward-Looking Statements

This Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between the Company and TMTG. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Form 8-K, including but not limited to: (i) the risk that the Business Combination and may not be completed in a timely manner, by DWAC’s Business Combination deadline or at all, which may adversely affect the price of DWAC’s securities, (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Merger Agreement by the stockholders of DWAC, (iii) the risk that DWAC may not be able to enter into alternative financing arrangements and certain investors may disagree with the termination of the PIPE, (iv) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the failure to achieve the minimum amount of cash available following any redemptions by DWAC stockholders, (vii) redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions, (viii) the effect of the announcement or pendency of the Business Combination on TMTG’s business relationships, operating results, and business generally, (ix) risks that the Business Combination disrupts current plans and operations of DWAC, (x) the outcome of any legal proceedings that may be instituted against TMTG or against DWAC related to the Merger

Agreement or the Business Combination, (xi) the risk of any investigations by the SEC or other regulatory authority relating to any future financing, the Merger Agreement or the Business Combination and the impact they may have on consummating the transactions, (xii) Truth Social, TMTG’s initial product, and its ability to generate users and advertisers, (xiii) changes in domestic and global general economic conditions, (xiv) the risk that TMTG may not be able to execute its growth strategies, (xv) risks related to the future pandemics and response and geopolitical developments, (xvi) risk that TMTG may not be able to develop and maintain effective internal controls, (xvii) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (xviii) DWAC’s ability to timely comply with Nasdaq’s rules and complete the Business Combination, (xix) risks that DWAC or TMTG may elect not to proceed with the Business Combination after completing their respective updated due diligence investigations, and (xx) those factors discussed in DWAC’s filings with the SEC, including in the Registration Statement. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in the “Risk Factors” section of the Registration Statement and in DWAC’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2022, as filed with the SEC on October 30, 2023 and January 9, 2024 (the “2022 Annual Report”) and in other reports DWAC files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to DWAC (or to third parties making the forward-looking statements).

These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while DWAC and TMTG may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither DWAC nor TMTG gives any assurance that DWAC, TMTG, or the combined company, will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital World Acquisition Corp.

Dated: January 17, 2024	By:	/s/ Eric Swider
	Name:	Eric Swider
	Title:	Chief Executive Officer